                                                                    Exhibit 10.3

                                Joinder Agreement
                                -----------------

     The undersigned is executing and delivering this Joinder Agreement pursuant to the Stock Purchase Agreement, dated as of September 26, 2003, as amended by that Amendment No. 1 to Stock Purchase Agreement, dated as of October 17, 2003 (as so amended, the "Purchase Agreement"), among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and the Purchasers signatory thereto.

     By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement as a Purchaser and a Management Holder. In connection therewith, effective as of the date hereof, the undersigned hereby makes the representations and warranties contained in the Purchase Agreement except as otherwise specified below (check either or both, if applicable):

          I do not have substantial experience in evaluating and investing in private placement transactions of the securities of business entities similar to the Company, as represented in Section 4.3 of the Purchase Agreement, and accordingly, do not make the representations contained in that Section.

          I am not an "accredited investor," as represented in Section 4.3(d) of the Purchase Agreement. ("Accredited investor" is defined in Attachment A to this Joinder Agreement.)

     Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 28th day of October, 2003.

                                                /s/ Walter T. Chesley
                                               ---------------------------------
                                               Signature of Purchaser

                                  Attachment A

                         Accredited Investor Definition
                         ------------------------------

     "Accredited investor" means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any director, executive officer or general partner of the Company;

     (2) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

     (3) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                                Joinder Agreement
                                -----------------

     The undersigned is executing and delivering this Joinder Agreement pursuant to the Stock Purchase Agreement, dated as of September 26, 2003, as amended by that Amendment No. 1 to Stock Purchase Agreement, dated as of October 17, 2003 (as so amended, the "Purchase Agreement"), among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and the Purchasers signatory thereto.

     By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement as a Purchaser and a Management Holder. In connection therewith, effective as of the date hereof, the undersigned hereby makes the representations and warranties contained in the Purchase Agreement except as otherwise specified below (check either or both, if applicable):

          I do not have substantial experience in evaluating and investing in private placement transactions of the securities of business entities similar to the Company, as represented in Section 4.3 of the Purchase Agreement, and accordingly, do not make the representations contained in that Section.

          I am not an "accredited investor," as represented in Section 4.3(d) of the Purchase Agreement. ("Accredited investor" is defined in Attachment A to this Joinder Agreement.)

     Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 28th day of October, 2003.

                                        /s/ Susan E. Ellington
                                        ---------------------------------------
                                        Signature of Purchaser

                                  Attachment A

                         Accredited Investor Definition
                         ------------------------------

     "Accredited investor" means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any director, executive officer or general partner of the Company;

     (2) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

     (3) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                                Joinder Agreement
                                -----------------

     The undersigned is executing and delivering this Joinder Agreement pursuant to the Stock Purchase Agreement, dated as of September 26, 2003, as amended by that Amendment No. 1 to Stock Purchase Agreement, dated as of October 17, 2003 (as so amended, the "Purchase Agreement"), among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and the Purchasers signatory thereto.

     By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement as a Purchaser and a Management Holder. In connection therewith, effective as of the date hereof, the undersigned hereby makes the representations and warranties contained in the Purchase Agreement except as otherwise specified below (check either or both, if applicable):

          I do not have substantial experience in evaluating and investing in private placement transactions of the securities of business entities similar to the Company, as represented in Section 4.3 of the Purchase Agreement, and accordingly, do not make the representations contained in that Section.

          I am not an "accredited investor," as represented in Section 4.3(d) of the Purchase Agreement. ("Accredited investor" is defined in Attachment A to this Joinder Agreement.)

     Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 28th day of October, 2003.

                                        /s/ John A. Gappa
                                        ----------------------------------------
                                        Signature of Purchaser

                                  Attachment A

                         Accredited Investor Definition

         "Accredited investor" means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

         (1) Any director, executive officer or general partner of the Company;

         (2) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

         (3) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                                Joinder Agreement

         The undersigned is executing and delivering this Joinder Agreement pursuant to the Stock Purchase Agreement, dated as of September 26, 2003, as amended by that Amendment No. 1 to Stock Purchase Agreement, dated as of October 17, 2003 (as so amended, the "Purchase Agreement"), among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and the Purchasers signatory thereto.

         By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement as a Purchaser and a Management Holder. In connection therewith, effective as of the date hereof, the undersigned hereby makes the representations and warranties contained in the Purchase Agreement except as otherwise specified below (check either or both, if applicable):

            I do not have substantial experience in evaluating and investing in private placement transactions of the securities of business entities similar to the Company, as represented in
            Section 4.3 of the Purchase Agreement, and accordingly, do not make the representations contained in that Section.

            I am not an "accredited investor," as represented in Section 4.3(d) of the Purchase Agreement. ("Accredited investor" is defined in Attachment A to this Joinder Agreement.)

         Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 28th day of October, 2003.


                                        /s/ Samuel B. Humphries
                                       -----------------------------------------
                                       Signature of Purchaser

                                  Attachment A

                         Accredited Investor Definition

         "Accredited investor" means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

         (1) Any director, executive officer or general partner of the Company;

         (2) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

         (3) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                                Joinder Agreement

         The undersigned is executing and delivering this Joinder Agreement pursuant to the Stock Purchase Agreement, dated as of September 26, 2003, as amended by that Amendment No. 1 to Stock Purchase Agreement, dated as of October 17, 2003 (as so amended, the "Purchase Agreement"), among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and the Purchasers signatory thereto.

         By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement as a Purchaser and a Management Holder. In connection therewith, effective as of the date hereof, the undersigned hereby makes the representations and warranties contained in the Purchase Agreement except as otherwise specified below (check either or both, if applicable):

             I do not have substantial experience in evaluating and investing in private placement transactions of the securities of business entities similar to the Company, as represented in
             Section 4.3 of the Purchase Agreement, and accordingly, do not make the representations contained in that Section.

             I am not an "accredited investor," as represented in Section 4.3(d) of the Purchase Agreement. ("Accredited investor" is defined in Attachment A to this Joinder Agreement.)

         Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 28th day of October, 2003.


                                       /s/ David G. Lawson
                                       -----------------------------------------
                                       Signature of Purchaser

                                  Attachment A

                         Accredited Investor Definition

         "Accredited investor" means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

         (1) Any director, executive officer or general partner of the Company;

         (2) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

         (3) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                                Joinder Agreement
                                -----------------

     The undersigned is executing and delivering this Joinder Agreement pursuant to the Stock Purchase Agreement, dated as of September 26, 2003, as amended by that Amendment No. 1 to Stock Purchase Agreement, dated as of October 17, 2003 (as so amended, the "Purchase Agreement"), among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and the Purchasers signatory thereto.

     By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement as a Purchaser and a Management Holder. In connection therewith, effective as of the date hereof, the undersigned hereby makes the representations and warranties contained in the Purchase Agreement except as otherwise specified below (check either or both, if applicable):

          I do not have substantial experience in evaluating and investing in private placement transactions of the securities of business entities similar to the Company, as represented in Section 4.3 of the Purchase Agreement, and accordingly, do not make the representations contained in that Section.

          I am not an "accredited investor," as represented in Section 4.3(d) of the Purchase Agreement. ("Accredited investor" is defined in Attachment A to this Joinder Agreement.)

     Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 28th day of October, 2003.

                                        /s/ Joseph P. Schiesl
                                        ----------------------------------------
                                        Signature of Purchaser

                                  Attachment A

                         Accredited Investor Definition
                         ------------------------------

     "Accredited investor" means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any director, executive officer or general partner of the Company;

     (2) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

     (3) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                                Joinder Agreement
                                -----------------

     The undersigned is executing and delivering this Joinder Agreement pursuant to the Stock Purchase Agreement, dated as of September 26, 2003, as amended by that Amendment No. 1 to Stock Purchase Agreement, dated as of October 17, 2003 (as so amended, the "Purchase Agreement"), among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and the Purchasers signatory thereto.

     By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement as a Purchaser and a Management Holder. In connection therewith, effective as of the date hereof, the undersigned hereby makes the representations and warranties contained in the Purchase Agreement except as otherwise specified below (check either or both, if applicable):

          I do not have substantial experience in evaluating and investing in private placement transactions of the securities of business entities similar to the Company, as represented in Section 4.3 of the Purchase Agreement, and accordingly, do not make the representations contained in that Section.

          I am not an "accredited investor," as represented in Section 4.3(d) of the Purchase Agreement. ("Accredited investor" is defined in Attachment A to this Joinder Agreement.)

     Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 28th day of October, 2003.

                                        /s/ Judy M. Slater
                                        ----------------------------------------
                                        Signature of Purchaser

                                  Attachment A

                         Accredited Investor Definition
                         ------------------------------

     "Accredited investor" means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any director, executive officer or general partner of the Company;

     (2) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

     (3) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                                Joinder Agreement

     The undersigned is executing and delivering this Joinder Agreement pursuant to the Stock Purchase Agreement, dated as of September 26, 2003, as amended by that Amendment No. 1 to Stock Purchase Agreement, dated as of October 17, 2003 (as so amended, the "Purchase Agreement"), among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and the Purchasers signatory thereto.

     By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement as a Purchaser and a Management Holder. In connection therewith, effective as of the date hereof, the undersigned hereby makes the representations and warranties contained in the Purchase Agreement except as otherwise specified below (check either or both, if applicable):

          I do not have substantial experience in evaluating and investing in private placement transactions of the securities of business entities similar to the Company, as represented in Section 4.3 of the Purchase Agreement, and accordingly, do not make the representations contained in that Section.

          I am not an "accredited investor," as represented in Section 4.3(d) of the Purchase Agreement. ("Accredited investor" is defined in Attachment A to this Joinder Agreement.)

     Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 28th day of October, 2003.

                                               /s/ Darren J. Thieding
                                               ---------------------------------
                                               Signature of Purchaser

                                  Attachment A

                         Accredited Investor Definition
                         ------------------------------

     "Accredited investor" means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any director, executive officer or general partner of the Company;

     (2) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

     (3) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                                Joinder Agreement
                                -----------------

     The undersigned is executing and delivering this Joinder Agreement pursuant to the Stock Purchase Agreement, dated as of September 26, 2003, as amended by that Amendment No. 1 to Stock Purchase Agreement, dated as of October 17, 2003 (as so amended, the "Purchase Agreement"), among Universal Hospital Services, Inc., a Delaware corporation (the "Company"), and the Purchasers signatory thereto.

     By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Purchase Agreement in the same manner as if the undersigned were an original signatory to such agreement as a Purchaser and a Management Holder. In connection therewith, effective as of the date hereof, the undersigned hereby makes the representations and warranties contained in the Purchase Agreement except as otherwise specified below (check either or both, if applicable):

          I do not have substantial experience in evaluating and investing in private placement transactions of the securities of business entities similar to the Company, as represented in Section 4.3 of the Purchase Agreement, and accordingly, do not make the representations contained in that Section.

          I am not an "accredited investor," as represented in Section 4.3(d) of the Purchase Agreement. ("Accredited investor" is defined in Attachment A to this Joinder Agreement.)

     Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 28th day of October, 2003.

                                        /s/ Timothy R. Travis
                                        ----------------------------------------
                                        Signature of Purchaser

                                  Attachment A

                         Accredited Investor Definition
                         ------------------------------

     "Accredited investor" means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any director, executive officer or general partner of the Company;

     (2) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; or

     (3) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                                       2